                                                                    EXHIBIT 10.3

                                     WARRANT

NO. TWS-001                  TOWERSTREAM CORPORATION             ________ SHARES

                        WARRANT TO PURCHASE COMMON STOCK

                          VOID AFTER 5:30 P.M., EASTERN
                          TIME, ON THE EXPIRATION DATE

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND
MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT
COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE
FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

          FOR VALUE RECEIVED, TOWERSTREAM CORPORATION, a Delaware corporation
(the "Company"), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the
Expiration Date (as hereinafter defined) to ________________ or registered assigns (the "Holder"), under the terms as hereinafter set forth,
__________________ (_____________) fully paid and non-assessable shares of the
Company's Common Stock, par value $0.001 per share (the "Warrant Stock"), at a purchase price of FOUR DOLLARS AND FIFTY CENTS ($4.50) per share (the "Warrant
Price"), pursuant to this warrant (this "Warrant"). The number of shares of
Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term "Common Stock" shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this
Warrant.

     1. Exercise of Warrant.

          a. The Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 9, the subscription form attached hereto having then been duly executed by the
Holder, accompanied by cash, certified check or bank draft in payment of the purchase price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in the subscription form, or as otherwise provided in this Warrant, prior to 5:30 p.m., Eastern Time, on
__________________, 2012 (the "Expiration Date").

          b. This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of
Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of

the Holder, evidencing the right to purchase the number of shares of Warrant
Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer or President and the
Secretary or Assistant Secretary of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

          c. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) at the time of exercise of this Warrant.

          d. In the event of any exercise of the rights represented by this
Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of
Common Stock on exercise of this Warrant.

     2. Disposition of Warrant Stock and Warrant.

          a. The Holder hereby acknowledges that this Warrant and any Warrant
Stock purchased pursuant hereto are, as of the date hereof, not registered: (i)
under the Securities Act of 1933, as amended (the "Act"), on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the
Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company's reliance on the Section 4(2) exemption of the
Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

          The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion, reasonably satisfactory to counsel for the
Company, of counsel (skilled in securities matters, selected by the Holder and reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the
Securities and Exchange Commission

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to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

          b. If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder's investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR
     OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
     UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO
     THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID
     ACT."

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate "stop transfer"
orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

     3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

     4. Exchange, Transfer or Assignment of Warrant. This Warrant is
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the
Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the
Company or at the office of its stock transfer agent, if any, with the
Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new
Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

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     5. Capital Adjustments. This Warrant is subject to the following further provisions:

          a. Adjustment Upon Issuance of Common Stock. If and whenever on or after the date hereof and through the first anniversary of the later to occur of
(i) the date hereof and (ii) the final Closing (as defined in the Company's
Private Placement Memorandum dated December 21, 2006, as supplemented to date
(the "Private Placement Memorandum"), the Company issues or sells any shares of
Common Stock or securities convertible into Common Stock, other than Excluded
Securities (as defined below), for a consideration per share of Common Stock
(the "New Issuance Price") less than a price equal to $2.25, then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to an amount equal to the product of (i) the New Issuance Price and (ii) 2.0.
Upon each such adjustment of the Warrant Price hereunder, the number of shares of Warrant Stock shall be adjusted to the number of shares of Common Stock determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the New Issuance Price (the "Adjusted Warrant Stock"). To the extent this Warrant has been exercised in whole or in part prior to such a dilutive issuance, the Company shall promptly issue to the Holder such number of shares of Common Stock equal to the difference of the Adjusted Warrant Stock and number of shares of Warrant Stock acquirable upon exercise of this Warrant immediately prior to such adjustment. For purposes of this Warrant, "Excluded Securities"
shall mean (i) shares of Common Stock or securities convertible into shares of
Common Stock that may be issued pursuant to the transactions described in the
Private Placement Memorandum, (ii) shares of Common Stock issued or deemed issued to employees, consultants, officers or directors (if in transactions with primarily non-financing purposes) of this Company directly or pursuant to any stock incentive plan approved by the Company's board of directors and (iii)
shares of Common Stock issued or issuable in connection with a bona fide business combination by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, in which a portion of the consideration payable is in Common Stock or securities convertible into Common
Stock and the business combination partner is in substantially the same line of business as the Company.

          b. Recapitalization, Reclassification and Succession. If any
recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the
Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of
Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of
Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the

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terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          c. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

          d. Stock Dividends and Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its
Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Warrant Price shall be adjusted in accordance with Section 5(f) and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

          e. Stock and Rights Offering to Shareholders. If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common
Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year's or prior year's earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the
"Securities"), then in each such case, the Company shall reserve shares or other units of such securities for distribution to the Holder upon exercise of this
Warrant so that, in addition to the shares of the Common Stock to which such
Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

          f. Warrant Price Adjustment. Except as otherwise provided herein, whenever the number of shares of Warrant Stock purchasable upon exercise of this
Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Warrant Price immediately prior to such adjustment by a fraction
(i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

          g. Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this
Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

          h. Deferral and Cumulation of De Minimis Adjustments. The Company
shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant
Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however,

                                       -5-

any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

          i. Duration of Adjustment. Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

     6. Notice to Holders.

          a. Notice of Record Date. In case:

               (i) the Company shall take a record of the holders of its Common
Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

               (ii) of any capital reorganization of the Company, any
reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the
Holder hereof at the time outstanding a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution or winding-up. Such notice shall be mailed at least thirty (30) days prior to the record date therein specified, or if no record date shall have been specified therein, at least thirty (30)
days prior to such specified date, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

          b. Certificate of Adjustment. Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President,
Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect

                                       -6-

to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

     7. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

     8. Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

     9. Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, or nationally recognized overnight delivery service, to the Company at its principal executive offices located at 55 Hammarlund Way,
Middletown, Rhode Island 02842, Attention: Jeffrey M. Thompson, Chief Executive
Officer, or to the Holder at the name and address set forth in the Warrant
Register maintained by the Company.

     10. Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     11. Jurisdiction and Venue. The Company and Holder hereby agree that any dispute which may arise between them arising out of or in connection with this
Warrant shall be adjudicated before a court located in New York County, New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of York located in New York County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

                                       -7-

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officers, as of this __ day of _____________________, 2007.

                                        TOWERSTREAM CORPORATION

                                        By:
                                            ------------------------------------
                                            Name: Jeffrey M. Thompson
                                            Title: Chief Executive Officer

                                       -8-

                                FORM OF EXERCISE

                (to be executed by the registered holder hereof)

The undersigned hereby exercises the right to purchase _________ shares of common stock, par value $0.001 per share ("Common Stock"), of Towerstream
Corporation evidenced by the within Warrant Certificate for an Applicable
Exercise Price of $4.50 per share and herewith makes payment of the purchase price in full of $__________. Kindly issue certificates for shares of Common
Stock (and for the unexercised balance of the Warrants evidenced by the within
Warrant Certificate, if any) in accordance with the instructions given below.

          Dated:____________________ , 20__ .

          ______________________________

          Instructions for registration of stock

          ______________________________
               Name (Please Print)

          Social Security or other identifying Number:

          Address:__________________________________
                       City/State and Zip Code

          Instructions for registration of certificate representing
          the unexercised balance of Warrants (if any)

          ______________________________
          Name (Please Print)

          Social Security or other identifying Number: ___________

          Address:____________________________________
                       City, State and Zip Code

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